Pages where confidential treatment has been requested are stamped “Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission,” and places where information has been redacted have been marked with (***).

Exhibit 10.24AG

EIGHTY-FIFTH AMENDMENT

TO THE

CSG MASTER SUBSCRIBER MANAGEMENT SYSTEM AGREEMENT

BETWEEN

CSG SYSTEMS, INC.

AND

TIME WARNER CABLE INC.

This Eighty-fifth Amendment (the “Amendment”) is made by and between CSG Systems, Inc., a Delaware corporation (“CSG”), and Time Warner Cable Inc. (“TWC”).  CSG and TWC entered into a certain CSG Master Subscriber Management System Agreement executed March 13, 2003 (CSG document no. 1926320), and effective as of April 1, 2003, as amended (the “Agreement”), and now desire to further amend the Agreement in accordance with the terms and conditions set forth in this Amendment.  If the terms and conditions set forth in this Amendment shall be in conflict with the Agreement, the terms and conditions of this Amendment shall control.  Any terms in initial capital letters or all capital letters used as a defined term but not defined in this Amendment, shall have the meaning set forth in the Agreement.  Upon execution of this Amendment by the parties, any subsequent reference to the Agreement between the parties shall mean the Agreement as amended by this Amendment.  Except as amended by this Amendment, the terms and conditions set forth in the Agreement shall continue in full force and effect according to their terms.

CSG and TWC agree as follows as of the date last signed below (the "Effective Date"):

1.

Amended and Restated Schedule P.   Schedule P to the Agreement is hereby amended and restated to read in its entirety, as set forth in the document that is labeled as “Schedule P” and attached to this Amendment.

IN WITNESS WHEREOF the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the Effective Date.

TIME WARNER CABLE INC. (“TWC”)	CSG SYSTEMS, INC. (“CSG”)
By: /s/ Sully McConnell	By: /s/ Joseph T Ruble
Name: Sully McConnell	Name: Joseph T. Ruble
Title: Vice President	Title: EVP, CAO & General Counsel
Date: May 12, 2014	Date: 15 May 2014

***	Confidential Treatment Requested and the Redacted Material has been separately filed with the Commission.

Exhibit 10.24AG

SCHEDULE P

EXPORT APPROVED PRODUCTS AND EXPORT APPROVED COUNTRIES

Foreign Countries	Products
*********	*ACSR
****** ***** **** ********* ******** ********* ***** ****** ****** *********** ********* ** ******** ******** ** ******** ************ ** ******** ********	*ACSR (web-enabled) Product Configurator

*These products include the following software or product modules:

1.CIT

2.Leads Tracking

3.OWF

4.Enhanced Campaigns

5.Offer Management

6.Equipment (OPE)

7.Billing Calculator

8.Credit Verification

9.Risk Management

10.ACSR Voice

11.EAR / AR

12.Account Hierarchies

13.Outage Detection

14.Enhanced Statement Screen

15.AOI / AIT

16.LOB indicators (HSD, Voice, Data), a/k/a ACSR HSD module

17.Unbilled Usage